海南宜斯格科技有限公司

章程

一、公司名称和住所

（一）名称：海南宜斯格科技有限公司

（二）住所：海南省海口市龙华区国贸路 47 号申亚大厦 6 楼 F3-A25

二、经营范围：许可项目：食品互联网销售（依法须经批准的项目，经相关部门批准后方可开展经营活动）

一般项目：技术服务、技术开发、技术咨询、技术交流、技术转让、技术推广；农产品的生产、销售、加工、运输、贮藏及其他相关服务；农作物栽培服务；肥料销售；食用农产品初加工；食用农产品零售；宠物食品及用品批发；宠物食品及用品零售；水生植物种植（除许可业务外，可自主依法经营法律法规非禁止或限制的项目）

三、（一）公司注册资本：人民币 100 万元。

（二）公司投资总额：人民币 100 万元。

四、股东的姓名或者名称、出资方式、出资额、出资比例和出资时间：

股东：ESG 中国有限公司；外国（地区）证照：74618972-000-11-22-7，以货币认缴出资 100 万元，占注册资本的 100%，于公司注册之日起至 2053 年 01 月 08 日内缴足。

五、公司的机构及其产生办法、职权、议事规则：

公司不设股东会，设执行董事、经理、监事。

㈠ 股东行使下列职权：

⑴ 决定公司的经营方针和投资计划；

⑵ 任命和更换执行董事、监事，决定有关执行董事、监事的报酬事项；

⑶ 审议批准执行董事的报告；

⑷ 审议批准监事的报告；

⑸ 审议批准公司的年度财务预算方案，决算方案；

⑹ 审议批准公司的利润分配方案和弥补亏损方案；

⑺ 对公司增加或减少注册资本作出决议；

⑻ 对发行公司债券作出决议；

⑼ 对公司合并、分立、解散、清算或者变更公司形式，作出决议；

⑽ 修改公司章程；

⑾ 公司章程规定的其他职权。

股东作出以上决定时，应当采用书面形式，并由股东签名后置备于公司。

（二）执行董事

1、股东任命 1 名执行董事。

2、执行董事每届任期不得超过三年，执行董事任期届满，连选可以连任。

3、执行董事对股东负责，行使下列职权：

⑴ 负责向股东报告工作；

⑵ 执行股东的决定；

⑶ 决定公司的经营计划和投资方案；

⑷ 制订公司的年度财务预算方案、决算方案；

⑸ 制订公司的利润分配方案和弥补亏损方案；

⑹ 制订公司增加或者减少注册资本以及发行公司债券的方案；

⑺ 制订公司合并、分立、解散或者变更公司形式的方案；

⑻ 决定公司内部管理机构的设置；

⑼ 决定聘任或者解聘公司经理及其报酬事项，并根据经理的提名，决定聘任或者解聘公司副经理、财务负责人及其报酬事项；

⑽ 制定公司的基本管理制度。

⑾ 公司章程规定的其他职权。

（三）经理

经理对执行董事负责，行使下列职权：

⑴ 主持公司的生产经营管理工作，组织实施执行董事的决定；

⑵ 组织实施公司年度经营计划和投资方案；

⑶ 拟订公司内部管理机构设置方案；

⑷ 拟订公司的基本管理制度；

⑸ 制定公司的具体规章；

⑹ 提请聘任或者解聘公司副经理、财务负责人；

⑺ 决定聘任或者解聘除应由执行董事聘任或者解聘以外的负责管理人员。

⑻ 执行董事授予的其他职权。

（四）监事

1、股东任命 1 名监事。

2、执行董事、高级管理人员不得兼任监事，监事任期每届为三年，连选可以连任。

3、监事行使下列职权：

⑴ 检查公司财务；

⑵ 对执行董事、高级管理人员执行公司职务的行为进行监督，对违反法律、行政法规、公司章程或股东决定的执行董事、高级管理人员提出罢免的建议；

⑶ 当执行董事、高级管理人员的行为损害公司的利益时，要求执行董事和高级管理人员予以纠正；

⑷ 向股东提出议案；

⑸ 依照《公司法》第一百五十二条规定，对执行董事、高级管理人员提起诉讼；

⑹ 公司章程规定的其他职权。

六、公司的法定代表人：任命执行董事（经理）赵金兰为公司法定代表人。

七、财务管理制度与利润分配形式。

⑴ 依照法律，行政法规和国务院财政部门的规定建立本公司的财务、会计制度；

⑵ 公司分配当年税后利润时，应当提取利润的 10%作为公司法定公 积金，法定公积金累计额为公司注册资本的 50%以上的，可不再提取。

⑶ 公司应当在每一会计年度终了时编制财务会计报告，并经会计师事务所审计。

八、营业期限：长期

九、股东认为需要规定的其他事项。

⑴ 公司根据需要或涉及公司登记事项变更的可依法修改公司章

程，修改后的公司章程不得与法律、行政法规相抵触。修改后的公司章程（或公司章程修正案）应送原公司登记机关备案，涉及变更登记事项的，应同时向公司登记机关办理变更登记。

⑵本章程与法律法规不符的，以法律法规的规定为准，本章程未作规定的事项，依照《公司法》的有关规定执行。

⑶ 本章程一式贰份，股东壹份，公司登记机关壹份。

法定代表人签名：

杨丽

2023 年 1 月 10 日

股东签名盖章：

杨丽

2023 年 1 月 10 日